UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

May 30, 2013

Date of Report

(Date of earliest event reported)

GENWORTH FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32195	80-0873306
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6620 West Broad Street, Richmond, VA (Address of principal executive offices)		23230 (Zip Code)

(804) 281-6000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

The information required by this item is included in Item 8.01 and incorporated herein by reference.

Item 8.01 Other Events.

Introductory Note

As previously announced, on April 1, 2013, we became the successor issuer (pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended) to Genworth Holdings, Inc. (“Old Genworth”), formerly named Genworth Financial, Inc.

This Current Report on Form 8-K is being filed to revise the historical financial statements and other disclosures contained in Old Genworth’s Annual Report on Form 10-K for the year ended December 31, 2012 (the “2012 10-K”) to reflect: (a) the reclassification of our wealth management business as discontinued operations, (b) adjustments to correct a previously disclosed error related to premium refund accrual in our U.S. mortgage insurance business, (c) the addition of a footnote (the “Guarantor Disclosure”) in the notes to the consolidated financial statements that provides required supplemental guarantor financial information related to certain guarantees we gave in connection with the reorganization in which we became the parent company to Old Genworth, and (d) the addition of certain disclosures about offsetting assets and liabilities required by newly adopted accounting guidance (the “Offsetting Assets and Liabilities Disclosure”), each as discussed in more detail below.

Exhibit 99.1 filed with this Form 8-K includes the following items from the 2012 10-K, as revised to reflect the foregoing matters:

•	Item 1. Business

•	Item 6. Selected Financial Data

•	Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

•	Item 7A. Quantitative and Qualitative Disclosures About Market Risk

•	Item 8. Financial Statements and Supplementary Data, and Schedules I, II and III from Item 15. Exhibits and Financial Statement Schedules.

This Current Report on Form 8-K is also being filed to revise the historical financial statements contained in Old Genworth’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2013 (the “First Quarter 10-Q”) to include the Guarantor Disclosure in the notes to the condensed consolidated financial statements. Exhibit 99.2 filed with this Form 8-K includes Item 1. Financial Statements from the First Quarter 10-Q, as revised to reflect the Guarantor Disclosure.

The updates to the 2012 Form 10-K relate solely to the effects of the reclassification of the wealth management business as discontinued operations, adjustments to correct an error related to premium refund accrual in our U.S. mortgage insurance business, the addition of the Guarantor Disclosure, and the addition of the Offsetting Assets and Liabilities Disclosure, and have no other effect on Old Genworth’s previously reported results of operations, financial condition, cash flows or other disclosures. All other information in the 2012 10-K remains unchanged and has not been otherwise updated for events occurring after the date of that report (including the distribution by Old Genworth of its U.S. mortgage insurance business to New Genworth on April 1, 2013 (the “U.S. MI Distribution”)).

The updates to the First Quarter 10-Q relate solely to the addition of the Guarantor Disclosure and have no other effect on Old Genworth’s previously reported results of operations, financial condition, cash flows or other disclosures. All other information in the First Quarter 10-Q remains unchanged and has not been otherwise updated for events occurring after the date of that report (including the U.S. MI Distribution).

The information in this Current Report on Form 8-K should be read in conjunction with the portions of the 2012 Form 10-K and the First Quarter 10-Q that are not specifically revised in Exhibits 99.1 and 99.2.

Reclassification of Wealth Management Business

On March 27, 2013, Old Genworth announced that it had agreed to sell its wealth management business to AqGen Liberty Acquisition, Inc., a subsidiary of AqGen Liberty Holdings LLC, a partnership of Aquiline Capital Partners and Genstar Capital, for approximately $412 million. Historically, this business has been reported as a separate segment. As a result of the sale agreement, we are revising the financial statements and other disclosures in the 2012 Form 10-K to reclassify this business as discontinued operations and report its financial position, results of operations and cash flows separately for all periods presented therein (such revisions are already reflected in the First Quarter 10-Q for the periods presented therein). The sale is expected to close in the second half of 2013, subject to customary closing conditions, including requisite regulatory approvals. Also included in discontinued operations was Old Genworth’s tax and advisor unit, Genworth Financial Investment Services, which was part of the wealth management business until the closing of the sale on April 2, 2012.

Adjustment Related to Premium Refund Accrual

Old Genworth had a practice of refunding the post-delinquent premiums in its U.S. mortgage insurance business to the insured party if the delinquent loan goes to claim. Old Genworth’s historical accounting practice was to account for these premium refunds as a reduction in premiums upon payment. In the first quarter of 2013, Old Genworth determined that it should have been recording a liability for premiums received on delinquent loans in the U.S. mortgage insurance business where its practice was to refund the post-delinquent premiums. This error was not material to Old Genworth’s consolidated financial condition, results of operations or cash flows as presented in its previously filed annual and quarterly financial statements; however, the adjustment to correct the cumulative effect of this error would have been material if recorded in the first quarter of 2013. As a result, we are restating the financial statements and other disclosures in the 2012 Form 10-K to correct this error for all periods presented therein (the correct accounting was already reflected in the First Quarter 10-Q for the periods presented therein). The cumulative decrease to retained earnings for periods prior to January 1, 2010 was $21 million. As the U.S. mortgage insurance subsidiaries were not required by their domiciliary regulator to refile the statutory annual statements as a result of this error, no adjustments to Old Genworth’s statutory-related amounts, including capital and surplus and risk-to-capital ratios, disclosed throughout have been made.

Addition of Guarantor Disclosure

On April 1, 2013, in connection with the reorganization referred to above: (a) New Genworth provided a full and unconditional guarantee to the trustee of Old Genworth’s outstanding senior notes and the holders of the senior notes, on an unsecured unsubordinated basis, of the full and punctual payment of the principal of, premium, if any and interest on, and all other amounts payable under, each outstanding series of senior notes, and the full and punctual payment of all other amounts payable by Old Genworth under the senior notes indenture in respect of such senior notes and (b) New Genworth provided a full and unconditional guarantee to the trustee of Old Genworth’s outstanding subordinated notes and the holders of the subordinated notes, on an unsecured subordinated basis, of the full and punctual payment of the principal of, premium, if any and interest on, and all other amounts payable under, the outstanding subordinated notes, and the full and punctual payment of all other amounts payable by Old Genworth under the subordinated notes indenture in respect of the subordinated notes. As a result, we are revising the financial statements (note 25) in the 2012 Form 10-K and the condensed consolidated financial statements (note 12) in the First Quarter 10-Q to include the Guarantor Disclosure required by Rule 3-10 of Regulation S-X under the Securities Act of 1933, as amended.

Addition of Offsetting Assets and Liabilities Disclosure

On January 1, 2013, Old Genworth adopted new accounting guidance for disclosures about offsetting assets and liabilities. This guidance requires an entity to disclose information about offsetting and related arrangements to enable users to understand the effect of those arrangements on its financial position. Old Genworth adopted this new guidance retrospectively. As a result, we are revising the financial statements (note 5) in the 2012 Form 10-K to include the Offsetting Assets and Liabilities Disclosure (this disclosure was already reflected in the First Quarter 10-Q for the periods reflected therein). The adoption of this accounting guidance impacted the disclosures only and did not impact Old Genworth’s consolidated results.

Item 9.01 Financial Statements and Exhibits.

The following materials are filed as exhibits to this Form 8-K:

Exhibit Number	Description of Exhibit

12	Computation of Ratio of Income to Fixed Charges

23	Consent of KPMG LLP

99.1	Item 1. Business; Item 6. Selected Financial Data; Item 7. Management’s Discussion and Analysis; Item 7A. Quantitative and Qualitative Disclosures About Market Risk; Item 8. Financial Statements and Supplementary Data; and Schedules I, II and III from Item 15. Exhibits and Financial Statement Schedules, in each case in the Annual Report on Form 10-K for the year ended December 31, 2012

99.2	Item. 1. Financial Statements in the Quarterly Report on Form 10-Q for the quarter ended March 31, 2013

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema Document

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

101.LAB	XBRL Taxonomy Extension Label Linkbase Document

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GENWORTH FINANCIAL, INC. (Registrant)
Date: May 30, 2013

	By:	/s/ Kelly L. Groh
Kelly L. Groh Vice President and Controller (Duly Authorized Officer and Principal Accounting Officer)

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